UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 25, 2004

                            THE SERVICEMASTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                      1-14762              36-3858106
        --------                      -------              ----------
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                Identification Number)


 3250 Lacey Road, Suite 600, Downers Grove, Illinois            60515
 ---------------------------------------------------            -----
    (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (630) 663-2000
                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

____ Soliciting  material  pursuant to Rule 14a - 12 under the  Exchange Act (17
     CFR 240.14a - 12)

____ Pre-commencement  communications  pursuant  to Rule  14d - 2(b)  under  the
     Exchange Act (17 CFR 240.14d(b))

____ Pre-commencement  communications  pursuant  to Rule  13e - 4(c)  under  the
     Exchange Act (17 CFR 240.13e - 4(c))







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Item 5.04.  Temporary Suspension of Trading Under Registrant's Employee Benefit
            Plans.

On August 25, 2004, The ServiceMaster Company ("ServiceMaster") received notice, as required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, from its Equity Plans Administrative Committee that the ServiceMaster Profit Sharing and Retirement Plan (the "Plan") is changing the recordkeeper of the Plan effective October 1, 2004. In order to facilitate the transition to a new recordkeeper, all participants in the Plan will temporarily be prohibited from directing or diversifying investments in their Plan accounts (including transfers into or out of the ServiceMaster common stock fund), receiving distributions from the Plan and obtaining Plan loans. This period during which Plan participants will be unable to exercise these rights qualifies as a "blackout period" under Regulation BTR promulgated pursuant to Section 306(a)(3) of the Sarbanes-Oxley Act of 2002, and is expected to begin on September 24, 2004 and to end during the week ending October 8, 2004. Notice of the blackout period has been distributed to Plan participants.

During the blackout period and for a period of two years after the ending date of the blackout period, holders of ServiceMaster common stock and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to The ServiceMaster Company, attention Corporate Secretary, 3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515.

Notice of this blackout period is also being given to ServiceMaster's directors and executive officers simultaneously with the filing of this report.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SERVICEMASTER COMPANY


Date:  August 25, 2004           By:  /s/ Jim L. Kaput
                                      --------------------------
                                      Jim L. Kaput
                                      Senior Vice President and General Counsel









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